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                                   EAGLE LOGO
NUMBER                                                                    SHARES

                         THERMALTEC INTERNATIONAL, CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
  Authorized Capital Stock 10,000,000 Shares     Par Value $.0001 Per Share



                                      SPECIMEN
This Certifies that _____________________________________________ is the owner
                     (SEE REVERSE FOR CERTAIN DEFINITIONS)

of _____________________________________________ Shares of the Capital Stock of

                        THERMALTEC INTERNATIONAL, CORP.

full paid and non-assessable transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this ________________________ day of ______________________ A.D. 19 ___

____________________________________________     _______________________________
M. BURR KEIM, PHILA.               SECRETARY                          PRESIDENT


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM--as tenants in common       UNIF GIFT MIN ACT--  Custodian      under
   TEN ENT--as tenants by the entireties                  ----------------
   JT TEN --as joint tenants with right                   (Cust)    (Minor)
               of survivorship and not as    Uniform Gifts to Minors Act........
               tenants in common                                        (State)
    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________________
|                                       |
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|_______________________________________| ______________________________________

________________________________________________________________________________
Shares represented by the written Certificate, and do hereby irrevocably constitute and appoint________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Date ____________________________ 19 ____

           In presence of_______________________________________________________

______________________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.